June 30

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2023 (July 7, 2023)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
8401 McClure Drive Fort Smith, Arkansas (Address of principal executive offices)		72916 (Zip code)

Registrant’s telephone number, including area code: (479) 785-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	ARCB	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 7, 2023, ArcBest Corporation (the “Company”) announced that, following the ratification of two remaining supplemental agreements, the International Brotherhood of Teamsters (the “IBT”) has ratified a new five-year collective bargaining agreement (the “New Labor Agreement”) among the IBT and ABF Freight System, Inc. (“ABF Freight”), a subsidiary of the Company. The New Labor Agreement will be implemented on July 16, 2023, with wage increases retroactive to July 1, 2023, and contribution increases for health and welfare and pension funds commencing on August 1, 2023. The 5-year agreement runs through June 30, 2028.

The New Labor Agreement covers approximately 82% of the Company’s Asset-Based segment’s employees and replaces the existing ABF National Master Freight Agreement that was set to expire on June 30, 2023.  The New Labor Agreement continues ABF Freight’s obligation to contribute to certain multiemployer pension funds and contains provisions and conditions that are customary in collective bargaining agreements of this type, including (among other things) the scope of work to be performed, management, wages, hours and shifts, termination and benefits provisions, vacation and holidays, seniority, health and safety and dispute settlement procedures.  Certain of the key terms of the New Labor Agreement are set forth below:

●	Annual wage increases over the term of the New Labor Agreement in the following amounts: $3.50 per hour or 08.750 cents per mile effective July 1, 2023; $0.75 per hour or 01.875 cents per mile effective July 1, 2024; $0.75 per hour or 01.875 cents per mile effective July 1, 2025; $0.75 per hour or 01.875 cents per mile effective July 1, 2026; $0.75 per hour or 01.875 cents per mile effective July 1, 2027.
●	Allowance for location-specific wage increases in areas where hiring has been challenging.
●	Increased contributions to be split between the applicable health and welfare and pension funds as determined by the Union Supplemental negotiating committee.
●	Profit-sharing bonus upon ABF Freight’s achievement of an annual operating ratio of 93.0% or below for a full calendar year during the contract period.
●	Additional sick and holiday paid time off.

The foregoing summary of the New Labor Agreement is qualified in its entirety by reference to the full text of the form of the New Labor Agreement. The parties have entered into various supplements and local agreements applicable to certain classifications of employees and certain local unions that modify or supplement the terms of the New Labor Agreement.

ITEM 7.01 – REGULATION FD DISCLOSURE

On July 7, 2023, the Company issued a press release regarding the New Labor Agreement.  A copy of the press release is furnished as an exhibit to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description of Exhibit

99.1*	Press release of ArcBest dated July 7, 2023.
104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

*Furnished herewith.

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: Certain statements and information in this report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding (i) our expectations about our intrinsic value or our prospects for growth and value creation, (ii) our financial outlook, position, strategies, goals, and expectations, and (iii) our expectation concerning a new labor contract. Terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “may,” “plan,” “predict,” “project,” “scheduled,” “should,” “would,” and similar expressions and the negatives of such terms are intended to identify forward-looking statements. These statements are based on management’s beliefs, assumptions, and expectations based on currently available information, are not guarantees of future performance, and involve certain risks and uncertainties (some of which are beyond our control). Although we believe that the expectations reflected in these forward-looking statements are reasonable as and when made, we cannot provide assurance that our expectations will prove to be correct. Actual outcomes and results could materially differ from what is expressed, implied, or forecasted in these statements due to a number of factors, including the financial, operational, and legal risks and uncertainties detailed from time to time in ArcBest Corporation’s public filings with the Securities and Exchange Commission (“SEC”).

For additional information regarding known material factors that could cause our actual results to differ from those expressed in these forward-looking statements, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCBEST CORPORATION

(Registrant)

Date:	July 10, 2023	/s/ Michael R. Johns
Michael R. Johns
Chief Legal Officer and Corporate Secretary